----------------------------------
BERGSTROM
CAPITAL
CORPORATION
----------------------------------


1996 ANNUAL REPORT
AND NOTICE OF
STOCK REPURCHASE PROGRAM



Listed: American Stock Exchange (Ticker symbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company, Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Boston, Massachusetts Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC, San Francisco, California
--------------------------------------------------------------
          [LOGO OF RECYCLED PAPER APPEARS HERE]

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


            NOTICE TO STOCKHOLDERS OF 1997 STOCK REPURCHASE PROGRAM

                                                              FEBRUARY 10, 1997

  On February 10, 1997, the Board of Directors authorized Bergstrom Capital Corporation to purchase, on the American Stock Exchange, up to 100,000 shares of its capital stock, or 9.0% of the outstanding shares. Purchases will be made at market prices prevailing at the time of purchase, but in no event will purchases be made at prices in excess of the then current net asset value per share. The decision to authorize the repurchase of a limited number of shares was made because of the discount from net asset value at which the Company's capital stock is currently trading. On February 7, 1997 the Company's capital stock had a net asset value per share of $144.93, and the closing price on the American Stock Exchange was $119.50. There is no assurance that the Company will make any repurchases, or if made, that any repurchases will reduce any market discount.
  The February 1997 authorization is in addition to the authorization by the Board of Directors in February 1996 (previously reported to stockholders) to purchase up to 50,000 shares of the Company's capital stock. At February 7, 1997 purchases of 43,400 shares for an aggregate price of $5,115,404 had been made under the 1996 authorization. Purchases under the 1996 authorization will be completed before purchases under the 1997 authorization commence.
  As a consequence of the Company repurchasing shares (which will be retired and restored to the status of authorized but unissued shares), the remaining outstanding shares of capital stock of the Company will have an increased net asset value per share and any earnings or loss per share will increase. Repurchases by the Company will decrease the total assets of the Company and, therefore, will likely have the effect of increasing the Company's expense ratio. Interest on any borrowings made to finance such purchases will increase the Company's expenses.
  Repurchases will reduce the assets of the Company available for investment and the number of shares outstanding for trading in the market. Repurchases by the Company will also increase the equity interest held by officers and directors of the Company and their associates (currently approximately 31.0% of the outstanding capital stock of the Company). The influence and control of such officers and directors over the Company will thus increase, particularly that of Erik E. Bergstrom and his associates, who own approximately 29.4% of the Company's capital stock. Erik E. Bergstrom controls the Company's investment adviser.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


              NOTICE OF IMPORTANT FEDERAL INCOME TAX INFORMATION

  It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Company is taxed as a regulated investment company all or a portion of the net long-term capital gains of the Company for such year may be retained by the Company, and if such gains are retained taxes thereon would be paid by the Company and appropriate credit therefore allowed to the stockholders of the Company, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. Stockholders of record on December 31 of such year would be required to include in their income tax returns their share of the Company's net long-term capital gains retained and take credit for the tax paid on their behalf by the Company. Stockholders of record on December 31 of such year should increase the tax basis of their stock by the excess of their share of the net long-term capital gains retained over the tax paid on their behalf. On or about February 1 following the end of such year the Company would send Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31 of such year. For the years 1980 through 1984, 1986, 1987, 1989, and 1991 through 1995, the Company retained all or a portion of the net long-term capital gains realized. For the years 1985, 1988 and 1990 all of the net long-term capital gains realized were distributed.
  For the year 1996 the Company has retained a portion of the net long-term capital gains realized ($9.14813 per share) and has paid the federal income tax thereon ($3.20185 per share) on behalf of its stockholders of record on December 31, 1996. The Company has sent Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31, 1996. If you owned shares on December 31, 1996 registered in the name of a broker or nominee you should contact the broker or nominee for your copies of Form 2439 which they are required to send to you.
  The portion of the net long-term capital gains realized during the year 1996 which was not retained was distributed as a part of the dividend paid on September 20, 1996.
  A Form 1099 was mailed in January 1997 to all stockholders of record on the dividend record date in 1996 setting forth the specific amounts to be included in their 1996 tax returns.

                 NOTICE OF DIVIDENDS PAID DURING THE YEAR 1996

                                         DIVIDEND        DIVIDEND FROM
                                           FROM          NET LONG-TERM        TOTAL
                                         1996 NET        CAPITAL GAINS       PAYMENTS
                          PAYMENT       INVESTMENT        REALIZED IN          PER
         RECORD DATE       DATE           INCOME             1996             SHARE
         -----------      -------       ----------       -------------       --------
         8-22-96          9-20-96         $.5768            $6.3357          $6.9125*
                                          ======            =======          ========

             * Composed of $3.00 paid in cash and $3.9125 paid by an in-kind distribution of The Adams Express Company common stock.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

505 Madison Street, Suite 220
Seattle, Washington 98104

February 10, 1997

Dear Fellow Stockholders:

  Please refer to the Notice of Important Federal Income Tax Information and the Notice of Dividends Paid During The Year 1996 in this report regarding the retention of net long-term capital gains realized in 1996 and the details of the dividend paid in 1996. No predictions can be made as to the amounts of future dividends since the amount of dividends paid is necessarily dependent on the Company's future net investment income and other factors.

  During the year 1996 the Company's net assets increased from $149,357,224 to $151,427,077 which is an increase of $2,069,853. This increase in net assets is after payment by the Company of $7,819,420 in dividends ($6.9125 per share on September 20, 1996). This increase is also after the repurchase of stock during the year 1996 for $6,066,937. The increase in net assets, before deducting the payment of dividends and the repurchase of stock, was $15,956,210 which was composed of net investment income of $652,522, realized gain from the sale of investments of $13,780,358 (after deducting $3,561,094 in income taxes paid on behalf of stockholders), and an increase in unrealized appreciation of $1,523,330.

  The per share net asset value (based on the number of shares outstanding at the end of each period) increased from $128.35 on December 31, 1995 to $136.15 on December 31, 1996. After adjustment for the dividends and the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Company's stockholders, the per share net asset value increased 14.0%. The Company's performance for the year 1996 was affected by the decrease in the value of the Company's investment in the securities of Amgen, Inc. Excluding the value of the Company's investment in the securities of Amgen, Inc., the per share net asset value increased 19.4% during the year 1996. During the same period the Dow Jones Industrial Average, adjusted for dividends, increased 29.5% and the Standard & Poor's 500 Stock Average, adjusted for dividends, increased 23.0%. The per share net asset value on Friday, February 7, 1997 was $144.93.

  The value of the Company's investment in securities of Amgen, Inc. has increased since the date of acquisition relative to the Company's other assets, causing the Amgen, Inc. securities to account for 13.9% of the Company's total assets on December 31, 1996. The investment of a substantial percentage of the Company's assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry. To help reduce this risk, the Company has been selling shares of Amgen, Inc. since the third quarter of 1992. On September 30, 1992 the Company owned 1,240,000 shares of Amgen, Inc. (as adjusted for the 2 for 1 stock split on August 16, 1995). On December 31, 1996 the Company owned 500,000 shares of Amgen, Inc. long and had sold 90,000 shares of Amgen, Inc. short (the short position was closed in January 1997), for a net position of 410,000 shares. This is a reduction of 66.9% since September 30, 1992.

  On February 26, 1996 the Company's Board of Directors authorized the Company to purchase, on the American Stock Exchange, up to 50,000 shares of its capital stock at market prices not in excess of the then current net asset value per share. During the year 1996 the Company purchased 37,800 shares of its capital stock under this authorization. As of December 31, 1996 the Company had 12,200 shares remaining under this authorization.

  Please refer to the Notice to Stockholders of 1997 Stock Repurchase Program at the beginning of this report regarding the authorization by the Board of Directors on February 10, 1997 to repurchase an additional 100,000 shares of capital stock.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


  During the year 1996 the Company had total interest and dividend income of $1,796,528 as compared to $2,293,547 for the year 1995 for a decrease of $497,019. During the year 1996 operating expenses were $1,144,006 which is a $35,991 increase from $1,108,015 for year of 1995. The resulting net invest-ment income of $652,522 for the year 1996 is a decrease from $1,185,532 for the year 1995. This resulted in a decrease to $.57 per share from $.99 per share.

  During the fourth quarter the following changes were made in the Company's portfolio of common stocks.

SHARES PURCHASED OR ACQUIRED

  20,724 The Adams Express Company (1)
  20,000 Allegiance Corp. (2)
   4,900 Allergan, Inc.
 191,250 Boole & Babbage, Inc. (3)
  20,000 Cabletron Systems, Inc. (4)
   4,000 Cisco Systems, Inc.
   3,000 Citicorp
  15,000 Coca Cola Enterprises, Inc.
  51,000 Comcast UK Cable Partners Ltd. Cl A Com.
  17,000 Doubletree Corp.
   6,000 Ericsson L M Tel Co. ADR
   3,000 Federated Department Stores, Inc.
   5,182 Footstar, Inc. (5)
   5,000 General Electric Co.
  14,999 Guidant Corp.
  11,000 Gulfstream Aerospace Corp.
   8,000 Hasbro, Inc.
  24,000 Informix Corp.
   7,000 Kimberly Clark Corp.
  30,000 Latin America Growth Fund, Inc.
  50,000 Latin America Investment Fund, Inc.
  20,000 Latin American Discovery Fund, Inc.
  11,000 Lucent Technologies, Inc.
  12,000 MCI Communications Corp.
   5,000 MFS Communications, Inc.
  12,000 Microsoft Corp. (6)
  16,000 Newbridge Networks Corp. (7)
  10,000 Olsten, Inc.
   1,000 Oracle Corporation
 325,000 RCM Growth Equity Fund, Inc.
 155,000 RCM International Growth Equity Fund A
 175,000 RCM Small Cap Fund
   5,000 Snap-On, Inc.
   7,000 Tyco International Ltd.
  20,000 USA Waste Services, Inc.


SHARES SOLD

  20,000 Allegiance Corp.
   3,500 Cabletron Systems, Inc. (4)
   3,700 Danka Business Systems PLC Sponsored ADR
   9,000 Dreyers Grand Ice Cream, Inc.
  10,000 Eastman Kodak Co.
   3,000 Emerson Electric Co.
  43,100 Eskimo Pie Corporation
  15,000 Flightsafety International, Inc.
   5,182 Footstar, Inc.
   4,720 Fresenius Medical Care AG ADR
   4,500 Fresenius Medical Care AG Class D Preferred
  10,000 Frontier Corp.
   4,500 Grace (W. R.) & Co.
  11,000 Gulfstream Aerospace Corp.
   3,000 Guidant Corp.
  19,000 Hercules, Inc.
  14,000 Hewlett Packard Co.
  10,000 Informix Corp.
  20,000 Latin American Discovery Fund, Inc.
  13,000 Marriott International, Inc.
  15,000 Medaphis Corp.
  41,000 Newell Co.
  30,000 News Corp. LTD ADR New
  35,500 Olsten, Inc.
   6,000 Pacificare Health Systems, Inc. Class B
   6,000 Proctor & Gamble Co.
 375,000 RCM Growth Equity Fund, Inc.
  75,000 RCM International Growth Equity Fund A
  17,000 Southwest Airlines Co.
   6,000 Xerox Corp.


   (1) Received 10,724 shares under a dividend reinvestment program and then purchased 10,000 shares.
   (2)  Received as a distribution from Baxter International, Inc.
   (3)  Received as a 3 for 2 stock split.
   (4) Sold 3,500 shares and then purchased 10,000 shares and then received 10,000 shares as a 2 for 1 stock split.
   (5)  Received as a distribution from Melville Corporation.
   (6)  Received as a 2 for 1 stock split.
   (7) Received 12,000 shares as a 2 for 1 stock split and then purchased 4,000 shares.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


OTHER CHANGES

   The name of Melville Corporation was changed to CVS Corporation.

   The cost basis of Convertible Holdings, Inc. Capital Shares was increased by $231,455 for the long-term capital gains retained less the federal income tax paid thereon.


  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a pro-gram would not be commensurate with the benefit. The Company's policy of re-taining all or a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  The Company's shares of capital stock are traded on the American Stock Ex-change and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under "Closed-End Funds".

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266--8200 and the telephone number is 1-800-426-5523.

Yours very truly,

/s/ William L. McQueen

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS:
 Investments, at value (see accompanying schedule) (Note 1):
  Short-term investments (cost $6,165,000)                       $  6,165,000
  Common stocks (cost $71,419,438)                                147,602,993
                                                                 ------------
   TOTAL INVESTMENTS (cost $77,584,438)                           153,767,993
 Cash                                                                   5,629
 Receivable for securities sold                                       255,000
 Receivable from broker for proceeds on short sales                 5,495,312
 Interest and dividends receivable                                    339,520
 Other assets                                                          13,405
                                                                 ------------
   TOTAL ASSETS                                                   159,876,859
                                                                 ------------
LIABILITIES:
 Securities sold short, at value (see accompanying schedule)
  (proceeds $5,495,312) (Note 1)                                    4,893,750
 Advisory fee payable (Note 5)                                         63,830
 Payable for securities purchased                                      35,764
 Federal income tax payable (Note 2)                                3,436,464
 Other accrued expenses                                                19,974
                                                                 ------------
   TOTAL LIABILITIES                                                8,449,782
                                                                 ------------
NET ASSETS applicable to 1,112,200 outstanding shares of capi-
 tal stock equivalent to $136.15 per share on December 31, 1996
 (Note 3)                                                        $151,427,077
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED DECEMBER 31
                                                      1996          1995
OPERATIONS:
 Net investment income                            $    652,522  $  1,185,532
 Realized gain on investments                       13,780,358     9,642,002
 Increase in unrealized appreciation                 1,523,330    34,864,765
                                                  ------------  ------------
 Net increase in net assets resulting from opera-
  tions                                             15,956,210    45,692,299
                                                  ------------  ------------
DIVIDENDS TO STOCKHOLDERS:
 From net investment income                           (652,522)   (1,185,532)
 From net realized gain on investments              (7,166,898)   (4,664,968)
                                                  ------------  ------------
   Total dividends to stockholders ($6.9125 per
    share--1996;
    $5.00 per share--1995)                          (7,819,420)   (5,850,500)
                                                  ------------  ------------
COST OF SHARES OF BERGSTROM CAPITAL CORPORATION
 STOCK
 PURCHASED (51,500 SHARES--1996; 49,100 SHARES--
 1995)                                              (6,066,937)   (5,164,844)
                                                  ------------  ------------
TOTAL INCREASE IN NET ASSETS                         2,069,853    34,676,955
NET ASSETS, BEGINNING OF PERIOD                    149,357,224   114,680,269
                                                  ------------  ------------
NET ASSETS, END OF PERIOD                         $151,427,077  $149,357,224
                                                  ============  ============

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
 Interest                                                        $   430,271
 Dividends                                                         1,366,257
                                                                 -----------
   TOTAL INCOME                                                    1,796,528
                                                                 -----------
EXPENSES:
 Advisory fees (Note 5)                                              880,853
 Legal fees                                                           42,176
 Auditing fees                                                        44,650
 Stockholders' meeting and reports                                    16,371
 Transfer agent fees and expenses                                     45,439
 Custodian fees                                                       24,805
 Directors' fees and expenses                                         51,710
 Fee for shares listed on American Stock Exchange                      7,000
 State and other taxes                                                13,890
 Other                                                                17,112
                                                                 -----------
   TOTAL EXPENSES                                                  1,144,006
                                                                 -----------
NET INVESTMENT INCOME ($.57 PER SHARE) (NOTE 2)                      652,522
                                                                 -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND SE-
 CURITIES SOLD SHORT:
 Realized gain on investments (excluding short-term
  investments):
  Proceeds from sales                                $64,249,653
  Cost of securities sold                             46,908,201
                                                     -----------
   Realized gain before provision for income taxes                17,341,452
   Provision for income taxes (Note 2)                             3,561,094
                                                                 -----------
    Realized gain on investments (Notes 2 and 4)                  13,780,358
 Unrealized appreciation of investments and securi-
  ties sold short:
  Beginning of period                                 75,261,787
  End of period                                       76,785,117
                                                     -----------
    Increase in unrealized appreciation                            1,523,330
                                                                 -----------
NET GAIN ON INVESTMENTS AND SECURITIES SOLD SHORT
 ($13.51 PER SHARE) (NOTES 2 AND 8)                               15,303,688
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERA-
 TIONS                                                           $15,956,210
                                                                 ===========

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

  There are set forth below income and capital changes per share of capital stock of the Corporation outstanding throughout each period, market value per share at the end of each period, total investment returns for each period, and certain ratios and other supplemental data for each period.

  The total investment returns shown below are a record of the past and should not be regarded as a representation of future results.

                                        FOR YEARS ENDED DECEMBER 31
                                   ------------------------------------------
                                    1996     1995     1994    1993     1992
                                   -------  -------  ------  -------  -------
Net asset value at beginning of
 period                            $128.35  $ 94.56  $95.06  $102.68  $104.89
Net investment income (1)              .57      .99    1.22     1.10     1.05
Net realized and unrealized gain
 (loss) on investments               13.51    37.16    2.23    (6.72)   (1.23)
Dividends from:
 Net investment income (2)            (.58)   (1.01)  (1.22)   (1.10)   (1.05)
 Net realized gain on investments    (6.33)   (3.99)  (2.78)    (.90)    (.95)
                                   -------  -------  ------  -------  -------
 Total dividends                     (6.91)   (5.00)  (4.00)   (2.00)   (2.00)
                                   -------  -------  ------  -------  -------
Increase due to sale of Bergstrom
 stock under rights offering at
 more than net asset value                                                .09
Rights offering expenses charged
 to paid in capital                                                      (.12)
Increase due to purchase of
 Bergstrom stock at less than net
 asset value                           .63      .64     .05
                                   -------  -------  ------  -------  -------
Net asset value at end of period   $136.15  $128.35  $94.56  $ 95.06  $102.68
                                   =======  =======  ======  =======  =======
Market value per share at end of
 period                            $119.00  $109.50  $84.88  $ 94.50  $132.13
                                   =======  =======  ======  =======  =======
Total investment returns:
 Based on market value per share
  (3)                                 15.6%    38.1%  (3.4)%  (25.1)%    10.1%
 Based on net asset value per
  share (4)                           14.0%    43.5%    5.6%   (3.8)%     1.1%
Net assets at end of period (in
 millions)                         $   151  $   149  $  115  $   118  $   127
Ratio of expenses to average net
 assets                                .76%     .82%    .84%     .81%     .79%
Ratio of net investment income to
 average net assets                    .43%     .88%   1.29%    1.11%    1.08%
Average commission rate paid (5)   $ .0651      --      --       --       --
Portfolio turnover rate              31.80%   29.69%  25.58%   26.16%   13.55%
Number of shares outstanding at
 end of period (in thousands)        1,112    1,164   1,213    1,237    1,238

(1) Based on weighted average number of shares outstanding.

(2) Based on number of shares outstanding on record date.

(3) Based on market value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains re-tained, which tax was paid on behalf of the Corporation's stockholders.

(4) Based on net asset value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.

(5) Represents average commission rate paid per share on purchases and sales of equity securities by the Company, as computed under a Securities and Exchange Commission rule which was effective for the Company for the year 1996. Prior year rates have not been presented as permitted by the rule.


See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1996

 SHARES OR PRINCIPAL AMOUNT                              COST        VALUE
             SHORT-TERM INVESTMENTS (4.0%):
 $ 6,165,000 State Street Bank and Trust Company,
             4.875% Euro-Dollar Deposit due 1/02/97   $ 6,165,000 $  6,165,000
 -----------                                          ----------- ------------
 $ 6,165,000  TOTAL -- SHORT-TERM INVESTMENTS           6,165,000    6,165,000
 ===========                                          ----------- ------------
             COMMON STOCKS (96.0%):
             ADVERTISING (0.8%):
      27,500 Interpublic Group Of Companies, Inc.         851,484    1,306,250
                                                      ----------- ------------
             AEROSPACE AND DEFENSE (0.6%):
      20,000 Sundstrand Corp.                             505,395      850,000
                                                      ----------- ------------
             BANKS (3.2%):
       7,000 Citicorp                                     601,454      721,000
      23,000 Comerica, Inc.                               744,004    1,204,625
      30,000 Morgan (J.P.) & Co., Inc.                  2,024,651    2,928,750
                                                      ----------- ------------
                                                        3,370,109    4,854,375
                                                      ----------- ------------
             BEVERAGES (4.1%):
      24,000 Coca-Cola Enterprises, Inc.                  990,732    1,164,000
      80,000 Coca-Cola Co.                                107,495    4,210,000
      30,000 Pepsico, Inc.                                807,640      877,500
                                                      ----------- ------------
                                                        1,905,867    6,251,500
                                                      ----------- ------------
             BIOTECHNOLOGY (17.7%):
     500,000 Amgen, Inc. (B)                            2,612,249   27,187,500
                                                      ----------- ------------
             BUSINESS SERVICES (6.6%):
     185,000 ADT Limited (B)                            1,809,792    4,231,875
     135,000 Huntingdon International Holdings plc
             ADR                                          741,765      978,750
     131,322 Manpower, Inc. (C)                         2,250,241    4,267,965
      20,000 USA Waste Services, Inc. (B)                 658,700      637,500
                                                      ----------- ------------
                                                        5,460,498   10,116,090
                                                      ----------- ------------
             COMMUNICATION SYSTEMS (3.5%):
      50,000 MCI Communications Corp.                   1,241,084    1,634,375
      36,000 MFS Communications, Inc.                   1,440,417    1,962,000
      35,000 SBC Communications, Inc. (C)                 320,874    1,811,250
                                                      ----------- ------------
                                                        3,002,375    5,407,625
                                                      ----------- ------------
             COMPUTERS AND INFORMATION (1.6%):
      14,000 Hewlett Packard Co.                          492,639      703,500
      12,000 International Business Machines            1,087,868    1,812,000
                                                      ----------- ------------
                                                        1,580,507    2,515,500
                                                      ----------- ------------
             COSMETICS/PERSONAL CARE (0.5%):
      14,000 Avon Products, Inc.                          418,369      799,750
                                                      ----------- ------------
             DIVERSIFIED TECHNOLOGY (0.9%):
      23,000 Nokia Corp. Sponsored ADR                    858,978    1,325,375
                                                      ----------- ------------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

 SHARES OR PRINCIPAL AMOUNT
        COMMON STOCKS-CONTINUED                       COST      VALUE
        DRUGS AND HEALTH SUPPLIES (7.5%):
 18,000 Allergan, Inc.                             $  598,444 $  641,250
 30,000 Boston Scientific Corp. (B)                   818,778  1,800,000
  7,000 Forest Labs, Inc.                             293,323    229,250
 32,000 Guidant Corp.                               1,035,795  1,824,000
 20,000 Johnson & Johnson                             898,474    995,000
 14,000 Merck & Co., Inc.                             906,038  1,109,500
 13,000 Pfizer, Inc.                                  929,116  1,077,375
 36,000 Pharmacia & Upjohn, Inc. (B)                1,377,690  1,426,500
 31,000 Smithkline Beecham PLC ADR                  1,295,975  2,108,000
 10,100 Vivra Incorporated                            336,525    279,013
                                                   ---------- ----------
                                                    8,490,158 11,489,888
                                                   ---------- ----------
        ELECTRICAL COMPONENTS (1.5%):
  8,000 Emerson Electric Co.                          223,593    774,000
 16,000 General Electric Co.                        1,402,960  1,582,000
 69,000 Micro-Metrics, Inc. (A,B)                     227,700     24,994
                                                   ---------- ----------
                                                    1,854,253  2,380,994
                                                   ---------- ----------
        ELECTRONICS/NEW TECHNOLOGY (3.4%):
 20,000 Cabletron Systems, Inc. (B)                   678,040    665,000
 13,000 Cisco Systems, Inc. (B)                       756,638    827,125
 25,000 Ericsson L M Tel Co ADR                       517,968    754,688
 13,000 Intel Corp.                                   776,776  1,702,187
 11,000 Lucent Technologies, Inc.                     508,107    508,750
 28,000 Newbridge Networks Corp.                      904,550    791,000
                                                   ---------- ----------
                                                    4,142,079  5,248,750
                                                   ---------- ----------
        FINANCIAL SERVICES, DIVERSIFIED (0.6%):
 25,000 Federal National Mortgage Association         645,849    931,250
                                                   ---------- ----------
        HARDWARE AND TOOLS (0.5%):
 20,000 Snap-On, Inc.                                 585,650    712,500
                                                   ---------- ----------
        HOUSEHOLD PRODUCTS (NON-DURABLE) (1.8%):
 15,000 Kimberly Clark Corp.                        1,092,658  1,428,750
 12,000 Proctor & Gamble Co.                          572,220  1,290,000
                                                   ---------- ----------
                                                    1,664,878  2,718,750
                                                   ---------- ----------
        INDUSTRIAL MACHINERY (0.2%):
  7,000 Tyco International Ltd.                       375,870    370,125
                                                   ---------- ----------
        INSURANCE (1.9%):
 17,325 American International Group, Inc.            490,860  1,875,431
 18,000 PMI Group, Inc.                               818,585    996,750
                                                   ---------- ----------
                                                    1,309,445  2,872,181
                                                   ---------- ----------
        LODGING (1.8%):
 17,000 Doubletree Corp.                              667,497    765,000
 35,000 Marriott International, Inc.                  974,125  1,933,750
                                                   ---------- ----------
                                                    1,641,622  2,698,750
                                                   ---------- ----------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

 SHARES OR PRINCIPAL AMOUNT
         COMMON STOCKS-CONTINUED                        COST        VALUE
         MEDIA (1.1%):
  51,000 Comcast UK Cable Partners Ltd. Cl. A Com    $   650,250 $   694,875
  15,000 Disney (Walt) Co.                               560,460   1,044,375
                                                     ----------- -----------
                                                       1,210,710   1,739,250
                                                     ----------- -----------
         MEDICAL SUPPLIES (3.1%):
  12,900 Abbott Laboratories                             452,270     654,675
 100,000 Baxter International, Inc. (C)                  880,840   4,100,000
                                                     ----------- -----------
                                                       1,333,110   4,754,675
                                                     ----------- -----------
         PETROLEUM SERVICES (0.8%):
  15,000 Baker Hughes, Inc.                              486,631     517,500
   7,000 Schlumberger, Ltd.                              523,562     699,125
                                                     ----------- -----------
                                                       1,010,193   1,216,625
                                                     ----------- -----------
         PHARMACEUTICALS (5.0%):
  16,000 Bristol-Myers Squibb Co.                        430,822   1,740,000
  39,000 Lilly Eli & Co.                               1,351,106   2,847,000
  14,000 Schering-Plough Corp.                           487,839     906,500
  29,000 Warner Lambert Co.                            1,178,477   2,175,000
                                                     ----------- -----------
                                                       3,448,244   7,668,500
                                                     ----------- -----------
         RECREATION--TOYS (0.6%):
  25,000 Hasbro, Inc.                                    926,822     971,875
                                                     ----------- -----------
         RECREATION PRODUCTS (0.5%):
   9,000 Eastman Kodak Co.                               439,010     722,250
                                                     ----------- -----------
         REGULATED INVESTMENT COMPANIES (9.1%):
 174,484 The Adams Express Company                     3,291,105   3,467,865
 300,000 Convertible Holdings, Inc. Capital Shares     3,024,788   4,387,500
  30,000 Latin America Growth Fund, Inc.                 307,860     292,500
  50,000 Latin America Investment Fund                   808,062     787,500
 325,000 RCM Growth Equity Fund, Inc.                  2,005,250   2,070,250
  80,000 RCM International Growth Equity Fund A          994,050   1,011,200
 175,000 RCM Small Cap Fund                            1,961,750   2,026,500
                                                     ----------- -----------
                                                      12,392,865  14,043,315
                                                     ----------- -----------
         RESTAURANTS (2.6%):
  61,000 Host Marriott Corp.                             787,250     976,000
  68,000 McDonalds Corp.                               1,926,679   3,077,000
                                                     ----------- -----------
                                                       2,713,929   4,053,000
                                                     ----------- -----------
         RETAIL TRADE (1.8%):
  25,000 Crown Books Corporation (B)                     309,500     293,750
  18,000 CVS Corporation                                 687,129     744,750
  25,000 Federated Department Stores, Inc. (B)           689,018     853,125
  18,000 Hannaford Bros. Co.                             448,648     612,000
   7,000 Nine West Group, Inc. (B)                       324,408     324,625
                                                     ----------- -----------
                                                       2,458,703   2,828,250
                                                     ----------- -----------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

 SHARES OR PRINCIPAL AMOUNT
         COMMON STOCKS-CONTINUED                      COST        VALUE
         SOFTWARE AND PROCESSING (12.7%):
  13,000 Automatic Data Processing, Inc.           $   285,181 $    557,375
 573,750 Boole & Babbage, Inc. (B)                     340,000   14,343,750
   9,100 Computer Associates International, Inc.       487,056      452,725
  17,000 Electronic Data Systems, Corp.                648,108      735,250
  14,000 Informix Corp. (B)                            411,250      285,250
  24,000 Microsoft Corp. (B)                           999,600    1,983,000
  29,000 Oracle Corporation (B)                      1,039,022    1,210,750
                                                   ----------- ------------
                                                     4,210,217   19,568,100
                                                   ----------- ------------
          TOTALS -- COMMON STOCKS                   71,419,438  147,602,993
                                                   ----------- ------------
          TOTALS -- INVESTMENTS                    $77,584,438 $153,767,993
                                                   =========== ============
 SCHEDULE OF SECURITIES SOLD SHORT                  PROCEEDS   MARKET VALUE
  90,000 Amgen, Inc. (B)                           $ 5,495,312 $  4,893,750
 =======                                           =========== ============

(A) Company "affiliated" with the Corporation as defined in the Investment Company Act of 1940. There were no purchases or sales of this security during 1996, nor was any income earned.
(B) Non-income producing securities.
(C) Held by custodian in a segregated custodian account as collateral for open short positions.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

  The Corporation is registered under the Investment Company Act of 1940 as a nondiversified, closed-end management company. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation--Securities traded on national exchanges are valued at the closing prices on the last business day of the reported period. Over-the-counter securities and listed securities not traded on that day are valued at the bid prices (asked prices for short open positions) at the close of business on that day. Securities not publicly traded are valued at fair value as determined by the Board of Directors. Cost of securities is determined on the specific identification basis. Short-term notes which mature in sixty days or less from the last day of the reported period are valued at amortized cost, which approximates market value. Short-term notes which mature in more than sixty days are valued at the quoted yield equivalent on the last day of the reported period for securities of a comparable maturity, quality, and type.

B. Security transactions and related investment income--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to stockholders are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on investments sold are computed on the basis of identified cost.

C. Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

D. Short sales--The Corporation may make short sales of securities for either speculative or hedging purposes. When the Corporation makes a short sale, it borrows the securities sold short from a broker and places cash and/or securities with that broker as collateral for the securities borrowed. The Corporation may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Corporation will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Corporation replaces the borrowed securities. All short sales made by the Corporation during the year 1996 were "against the box", meaning that the Corporation held securities in its portfolio sufficient to cover the securities borrowed, and were made for hedging purposes. Therefore, any gain or loss on the short sale is offset by an equal loss or gain on the securities in the Corporation's portfolio.

NOTE 2--FEDERAL INCOME TAXES

  No provision has been made for federal taxes on net investment income because the Corporation has elected to be taxed as a regulated investment company under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income to its stockholders in accordance with the minimum distribution requirements of the Internal Revenue Code. In addition, under the Internal Revenue Code, the Corporation may, but need not, distribute net long-term capital gains realized. It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Corporation is taxed as a regulated investment company, all or a portion of the net long-term capital gains realized by the Corporation for such year may be retained by the Corporation, taxes thereon paid by the Corporation and appropriate credit therefore allowed to the stockholders of the Corporation, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. After review by the Board of Directors during the year 1996, it was determined that a portion of the net long-term capital gains realized during the year 1996 should be retained by the Corporation and taxes thereon should be paid by the Corporation, and that the remainder of the net long-term capital gains realized during the year 1996 should be distributed in 1996.

  For federal income tax purposes at December 31, 1996 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $76,873,384, the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value is $689,829, the net unrealized appreciation for securities held long is $76,183,555 and the aggregate cost of securities for federal income tax purposes is $77,584,438.

NOTE 3--CAPITAL STOCK

  At December 31, 1996 the issued and outstanding capital stock of the Corporation consisted of 1,112,200 shares of $1 par value capital stock (1,505,462 shares are authorized). Net assets consist of capital paid in of $74,373,770 (including $55,060,191 of net long-term capital gains retained by the Corporation, net of federal income taxes paid thereon on behalf of its stockholders), undistributed net investment income of $268,190 and unrealized appreciation of $76,785,117. During the year ended December 31, 1996, 51,500 shares of Bergstrom Capital Corporation stock were purchased from stockholders at a weighted average discount of 10.6% from net asset value. These shares were retired and restored to the status of authorized but unissued shares.

  As of December 31, 1996 the Corporation was authorized to purchase, on the American Stock Exchange, up to 12,200 shares of its capital stock. Purchases will be made at market prices prevailing at the time of purchase, but in no event will purchases be made at prices in excess of the then current net asset value per share.

NOTE 4--SECURITIES

  During the year ended December 31, 1996, the cost of securities purchased and the proceeds from securities sold, other than short-term investments, aggregated $45,721,146 and $64,249,653, respectively.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


  The Company's investment in securities of the biotechnology industry as a whole, after the short sale of Amgen, Inc., accounted for 13.9% of the Company's total assets on December 31, 1996. The investment of a substantial percentage of the Company's assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry.

NOTE 5--INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATES

  The Corporation's advisory contract ("Contract") with Bergstrom Advisers, Inc. (the "Adviser"), wholly owned by a principal stockholder of the Corporation, provides for an advisory fee which on an annual basis would amount to 3/4 of 1% of the first $50,000,000 of the Corporation's average net assets, plus 1/2 of 1% of the value of the average net assets of the Corporation in excess of $50,000,000. Such fee is computed weekly.

  The Contract also provides that if in any fiscal year of the Corporation the sum of the fee paid and payable to the Adviser for such year plus the operating expenses, as defined, for such year exceeds 1 1/2% of the first $50,000,000 of the Corporation's average net assets, plus 1% of the Corporation's average net assets in excess of $50,000,000, the Adviser will reimburse the Corporation for such excess, up to the amount of the fee received by the Adviser for such year. In the event the excess operating expenses are greater than the Adviser's fee for such year, the maximum amount payable by the Adviser would be the amount of the fee received, and there would be no carryforward or carryback of the unrecovered portion to any other period. There was no reduction in the fee in 1996.

NOTE 6--DIRECTORS' FEES

  One director of the Corporation is an officer and director of the Corporation's investment adviser. Directors' fees and expenses in the amount of $51,710 have been paid in 1996 only to directors of the Corporation who were not affiliated with any investment adviser to the Corporation.

NOTE 7--QUARTERLY RESULTS OF OPERATIONS (Unaudited) (The per share data is based on the weighted average number of shares outstanding throughout each period.)

                                        FOR QUARTERS ENDED IN 1996
                                                (UNAUDITED)
                                      (IN THOUSANDS EXCEPT PER SHARE
                                                 AMOUNTS)
                                     DEC. 31 SEPT. 30 JUNE 30 MARCH 31
                                     ------- -------- ------- --------
Total investment income               $ 429   $ 451    $479    $ 438
Net investment income                   144     163     197      149
 Per share                              .13     .14     .17      .13
Net realized and unrealized gain on
 investments                          3,132   6,475     628    5,069
 Per share                             2.88    5.70     .56     4.37

                           FOR QUARTERS ENDED IN 1995
                                   (UNAUDITED)
                         (IN THOUSANDS EXCEPT PER SHARE
                                    AMOUNTS)
                                 SEPT.
                         DEC. 31   30   JUNE 30 MARCH 31
                         ------- ------ ------- --------
Total investment income   $ 548  $  564 $  583   $  599
Net investment income       289     283    311      303
 Per share                  .25     .24    .25      .25
Net realized and
 unrealized gain on
 investments              9,364  13,810 10,328   11,005
 Per share                 8.05   11.51   8.53     9.07

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Bergstrom Capital Corporation:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bergstrom Capital Corporation as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the years in the five year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bergstrom Capital Corporation at December 31, 1996 and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
January 17, 1997

  --------------------------------------------------------------------------








  --------------------------------------------------------------------------
BOARD OF DIRECTORS

ERIK E. BERGSTROM              GEORGE COLE SCOTT
Chairman                       Registered Representative
                               Anderson & Strudwick Incorporated

WILLIAM L. McQUEEN             President
                               Closed-End Fund Advisors, Inc.
President and Treasurer

                               C.H. WILLIAMS

NORMAN R. NIELSEN              Retired Banker
Manager and Senior Memberof Research Staff
SRI International

OFFICERS

WILLIAM L. McQUEEN             PAMELA A. FIORINI
                               Secretary
President and Treasurer

                               ELIZABETH C. HEDLUND
                               Assistant Secretary

--------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION
505 Madison Street, Suite 220
Seattle, Washington 98104
(206) 623-7302